Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global DECS Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Chaffee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002, That to the best of my knowledge:

     a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/  Michael Chaffee
                                            -----------------------------------
                                                 Michael Chaffee
                                                 President
November 18, 2003